Variable Funds Trust	Equity	4.30.2014

Guggenheim Variable Funds Trust Summary Prospectus

Series Name
Series F	(Floating Rate Strategies Series)

Before you invest, you may wish to review the Series’ Prospectus, which contains more information about the Series and its risks. You may obtain the Prospectus and other information about the Series, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting guggenheiminvestments.com/services/variable-fund-reports, calling 800.820.0888 or e-mailing services@guggenheiminvestments.com.

The Series’ Prospectus and SAI, each dated April 30, 2014, as revised from time to time, and the Series’ most recent shareholder reports, are incorporated by reference into this Summary Prospectus.

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Series F (Floating Rate Strategies Series)

INVESTMENT OBJECTIVE

Series F seeks to provide a high level of current income while maximizing total return.

FEES AND EXPENSES OF THE SERIES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table below does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. If such fees and expenses were reflected, the overall expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.45%
Interest Expense	0.02%
Remaining Other Expenses	0.43%
Total Annual Fund Operating Expenses	1.35%
Fee Waiver (and/or expense reimbursement)[1]	0.18%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.17%
[1]

The Investment Manager has contractually agreed through May 1, 2015 to waive fees and/or reimburse Series expenses to the extent necessary to limit the ordinary operating expenses (exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Series to an annual rate of 1.15% of the average daily net assets of the Series. The Series may have “Total Annual Fund Operating Expenses after Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Series of fees waived during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$410	$722	$1,608

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the Series’ performance. During the most recent fiscal period (from the Series’ inception through December 31, 2013), the Series’ portfolio turnover rate was 53% the average value of the portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Series will normally invest at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes) in floating rate senior secured syndicated bank loans, floating rate revolving credit facilities (“revolvers”), floating rate unsecured loans, floating rate asset backed securities (including floating rate collateralized loan obligations (“CLOs”)), other floating rate

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bonds, loans, notes and other securities (which may include, principally, senior secured, senior unsecured and subordinated bonds), fixed income instruments with respect to which the Series has entered into derivative instruments to effectively convert the fixed rate interest payments into floating rate income payments, and derivative instruments (based on their notional value for purposes of this 80% strategy) that provide exposure (i.e., economic characteristics similar) to floating rate or variable rate loans, obligations or other securities. The loans in which the Series will invest, generally made by banks and other lending institutions, are made to (or issued by) corporations, partnerships and other business entities. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London InterBank Offered Rate (“LIBOR”) or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals.

The Series invests in other fixed income instruments of various maturities which may be represented by bonds, debt securities, forwards, derivatives or other similar instruments that the Series’ Investment Manager believes provide the potential to deliver a high level of current income. Securities in which the Series invests also may include corporate bonds, convertible securities (including those that are deemed to be “busted” because they are trading well below their equity conversion value), fixed rate asset-backed securities (including collateralized mortgage-backed securities) and CLOs. The Series may invest in a variety of investment vehicles, such as closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.

The Series may hold securities of any quality, rated or unrated, including, those that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). The Series may hold below investment grade securities with no limit. The Series may hold non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S securities). The Series may also invest in securities of real estate investment trusts (“REITs”) and other real estate companies.

The Series will principally invest in U.S. dollar denominated loans and other securities of U.S. companies, but may also invest in securities of non-U.S. companies and non-U.S. dollar denominated loans and securities (e.g., denominated in Euros, British pounds, Swiss francs or Canadian dollars), including loans and securities of emerging market countries. The Investment Manager may attempt to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”).

The Series also may seek certain exposures through derivative transactions, including foreign exchange forward contracts, futures on securities, indices, currencies and other investments; options; interest rate swaps, cross-currency swaps, total return swaps; and credit default swaps, which may also create economic leverage in the Series. The Series may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. The Series may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions (principally lines of credit) for investment purposes.

The Series also may engage, without limit, in repurchase agreements, forward commitments, short sales and securities lending. The Series may, without limitation, seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs and or dollar rolls).

The Investment Manager’s investment philosophy is predicated upon the belief that thorough research and independent thought has the potential to lead to higher returns, lower volatility and lower correlation of returns as compared to benchmark indices.

The Investment Manager may determine to sell a security for several reasons including the following: (1) to adjust the portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed or for other credit reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Series will not invest in securities that are in default at the time of investment, but if a security defaults subsequent to purchase by the Series, the Investment Manager will determine in its discretion whether to hold or dispose of such security. Under adverse market conditions (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments), the Series can make temporary defensive investments and may not be able to pursue its objective.

PRINCIPAL RISKS

The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Series are listed below.

Asset-Backed and Mortgage-Backed Securities Risk—Investors in asset-backed securities, including mortgage-backed securities and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including

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mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

Collateralized Loan Obligations Risk—A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. CLOs are subject to the risk of substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs depend largely on the type of the underlying loans and the tranche of CLOs in which the Series invests. In addition, CLOs carry risks including interest rate risk, credit risk and default risk. Certain CLOs obtain their exposure through synthetic investments. These CLOs entail the risks of derivative instruments.

Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Credit Risk—The Series could lose money if the issuer of a bond or a counterparty to a derivatives transaction or other transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility of the price and liquidity of the bond.

Currency Risk—Indirect and direct exposure to foreign currencies subjects the Series to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Series. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Series’ other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited.

Emerging Markets Risk—Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed and developing countries. Furthermore, investments in emerging market countries are generally subject to additional risks, including trading on smaller markets, having lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.

Foreign Securities Risk—Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Interest Rate Risk—Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series’ securities and share price to decline. Fixed-income securities with longer durations are subject to more volatility than those with shorter durations.

Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Series to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Series and its shareholders will incur its pro rata share of the underlying vehicles’ expenses.

Investments in Loans Risk—Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

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Leverage Risk—The Series’ use of leverage, through borrowings or instruments such as derivatives, may cause the Series to be more volatile and riskier than if it had not been leveraged.

Liquidity and Valuation Risk—In certain circumstances, it may be difficult for the Series to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Series’ net asset value, causing the Series to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment.

Management Risk—The Series is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will be successful. Furthermore, active trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Series.

Market Risk—The market value of the securities held by the Series may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely impact the market value of the securities held by the Series in a different country or geographic region.

Prepayment Risk—Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for income loss when interest rates rise.

Real Estate Securities Risk—The Series may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.

Regulatory and Legal Risk—U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Series, the strategies used by the Series or the level of regulation applying to the Series (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Series.

Repurchase Agreement and Reverse Repurchase Agreement Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Series or, in the case of a reverse repurchase agreement, the securities sold by the Series, may be delayed.

Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Series reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Series’ yield.

Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Series.

Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Series. In the event of bankruptcy of the borrower, the Series could experience losses or delays in recovering the loaned securities.

PERFORMANCE INFORMATION

No performance information is shown for the Series because it commenced operations in April 2013. Performance information for the Series will appear in a future version of the Prospectus, once the Series has a full calendar year of performance information to report. Updated performance is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

MANAGEMENT OF THE SERIES

INVESTMENT MANAGER

Guggenheim Partners Investment Management, LLC, d/b/a Guggenheim Investments (the “Investment Manager”), serves as the investment manager of the Series.

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PORTFOLIO MANAGERS

B. Scott Minerd, Michael P. Damaso, Anne B. Walsh, Kevin H. Gundersen and James W. Michal are primarily responsible for the day-to-day management of the Series. They hold the titles of Chief Investment Officer; Senior Managing Director & Portfolio Manager; Senior Managing Director; Senior Managing Director & Portfolio Manager; and Managing Director & Portfolio Manager, respectively, with the Investment Manager. They have managed the Series since its inception.

PURCHASE AND SALE OF SERIES’ SHARES

Shares of the Series are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. Investors do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus for the variable annuity or variable life insurance contract for information on the allocation of premiums and transfers of accumulated value.

TAX INFORMATION

Shares of the Series are owned by the insurance companies offering the variable annuity or variable life insurance contract. Please see the prospectus for the variable annuity or variable life insurance contract for information regarding the federal income tax treatment of the insurance contract.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Series through a broker/dealer, financial representative or other financial intermediary (such as a bank), the Series and its related companies may pay the financial intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend a variable annuity or variable life insurance contract and the Series over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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